SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities exchange Act of 1934


 Date of report (Date of earliest event reported):  May 22, 1995


                 THE STROBER ORGANIZATION, INC.
                   (Exact Name of Registrant)


     Delaware                 	    0-15339              11-2822910
- ----------------------------        -------    		 ----------
(State or other jurisdiction       Commission           IRS Employer
     of incorporation)             File Number        Identification No.


550 Hamilton Avenue, Brooklyn, New York                    11232
    (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code      (718) 832-1212

________________________________N/A_________________________________________
 (Former name or former address, if changed since last report.)

Item 5.   Other Events.  On May 22, 1995, the Registrant issued a
	  Press Release, the text of which is attached hereto as
	  Exhibit 10(a)(b).

Item 7.   Financial Statements and Exhibits.


(c)   Exhibits

          Exhibit                       	          Page Where
          Number         Description   	        	   Located

          10(a)(a)  Press Release dated May 10, 	     -
                    1995 announcing First Quarter
                    1995 Results incorporated by
                    reference to Form 8-K Current
                    Report filed on May 10, 1995

          10(a)(b)  Press Release dated May 22, 	      5
                    1995, announcing Stock Repurchase
                    Program

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                              THE STROBER ORGANIZATION, INC.


                              By:/s/ David Polishook
			      -------------------------------
                              DAVID POLISHOOK, Chief Financial
                              Officer

                    THE STROBER ORGANIZATION, INC.
                             EXHIBIT INDEX
                                  TO
                        FORM 8-K CURRENT REPORT




          Exhibit                             	        Page Where
          Number         Description            	  Located

          10(a)(a)  Press Release dated May 10,     	    -
                    1995 announcing First Quarter
                    1995 Results incorporated by
                    reference to Form 8-K Current
                    Report filed on May 10, 1995

          10(a)(b)  Press Release dated May 22,    	   5
                    1995, announcing Stock Repurchase
                    Program

FOR IMMEDIATE RELEASE

FOR:      THE STROBER ORGANIZATION, INC.
          550 Hamilton Avenue, Brooklyn, New York 11232

FROM:     David Polishook, Chief Financial Officer
          Tel: (718) 832-1212

		STROBER ANNOUNCES 250,000 SHARES
		    COMMON STOCK REPURCHASE
			   PROGRAM


Brooklyn, New York, May 22, 1995 -- The Strober Organization, Inc.(NASDAQ:STRB) The Strober Organization, Inc. announced that its Board of Directors has authorized the purchase of up to 250,000 shares of its Common Stock subject to market conditions in the open market or in privately negotiated transactions, primarily from the Company's excess cash flow. Strober has 5,055,493 shares outstanding with a book value of $6.12 per share which has been trading recently in the $3.50 range despite improved earnings of $.50 per share for 1994 up from $.33 per share in 1993. For the first quarter of 1995, the Company earned 5 cents per share as compared to a loss of 12 cents per share for the first quarter of 1994.

     Chairman Robert J. Gaites, said "We believe that the market does not fully appreciate the value of the Company and how effective our yards and employees are in the market place. As our stock is undervalued, a stock repurchase program is an excellent means of improving our value to our stockholders. We expect to fund this repurchase program largely from cash flow and have no borrowings outstanding against our $10 million revolving credit line, all of which remains available to us. We will maintain our strong equity base to support expansion of our strong regional network of building supply centers and remain committed to exploring all means for enhancing stockholder value for our remaining shareholders."

     David Polishook, Chief Financial Officer said "We believe our strong cash flow and earnings performance in 1994 and the first quarter 1995 set a strong foundation to permit the Company to invest significantly in expansion during the remainder of 1995 while maintaining an excellent debt to tangible net worth ratio currently at .52 to 1."

     Strober is a NASDAQ National Market listed supplier of building products and supplies operating from a network of 10 building supply centers in the New York, New Jersey, Connecticut and Pennsylvania area.

                                  ###